UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                 -----------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 23, 2007
                                                         ----------------


                          SUSQUEHANNA BANCSHARES, INC.
                          ----------------------------
                 (Exact Name of Registrant Specified in Charter)


        Pennsylvania                    0-10674                    23-2201716
-----------------------------      -----------------         -------------------
(State or Other Jurisdiction       (Commission File            (I.R.S. Employer
     of Incorporation)                  Number)              Identification No.)


26 North Cedar Street, Lititz, Pennsylvania                           17543
-------------------------------------------                        ----------
 (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (717) 626-4721
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Results of Operations, Financial Statements and Exhibits

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The registrant issued a press release on October 23, 2007, announcing its results of operations for its third quarter 2007, which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit No.          Description
     -----------          -----------
     ( c )  99.1          Press release, dated October 23, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUSQUEHANNA BANCSHARES, INC.
                                         (Registrant)


                                         By: /s/ William J. Reuter
                                             ---------------------
                                         William J. Reuter
                                         Chairman, President and Chief Executive
                                         Officer


Dated: October 23, 2007

                                  EXHIBIT INDEX


Exhibit Number             Exhibit
--------------             -------
    99.1                   Press release, dated October 23, 2007